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                                                                   EXHIBIT 10.23

                       1999 DECLARATION OF AMENDMENT TO
                              CLARUS CORPORATION
                           1998 INCENTIVE STOCK PLAN


     THIS DECLARATION OF AMENDMENT is made on this llth day of March, 1999, by Clarus Corporation (the "Company"), a corporation duly organized and existing under the laws of the State of Delaware.


                             W I T N E S S E T H :


     WHEREAS, the Company maintains the Clarus Corporation 1998 Incentive Plan (the "Plan"); and

     WHEREAS, the purpose of the Plan is to encourage selected individuals in the service of the Company to increase their ownership of the common stock of the Company (the "Common Stock") and thereby to enhance the efficiency, soundness, profitability and stockholder value of the Company; and

     WHEREAS, the Plan as adopted authorized the issuance and sale of up to 1,000,000 shares; and

     WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock that may be issued and sold pursuant to the Plan from 1,000,000 shares to 1,500,000 shares;

     NOW, THEREFORE, the Plan is hereby amended, as follows:

     1.   By deleting Section 4(a) of the Plan and inserting the following
Section 4(a) in lieu thereof:

     "The number of shares of Common Stock that may be issued pursuant to Awards shall be 1,500,000 shares of authorized but unissued shares or treasury shares of the Company, subject to adjustments and increases as provided in this Section 4."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Declaration of Amendment.
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     IN WITNESS WHEREOF, the Company has caused this Declaration of Amendment to be executed on the day and year first above written.


                                   CLARUS CORPORATION

                                   By: /s/ Stephen P. Jeffery
                                      -----------------------
                                      Stephen P. Jeffery,
                                      President and Chief Executive Officer

ATTEST:


/s/ Arthur G. Walsh, Jr.
------------------------
Arthur G. Walsh, Jr., Secretary

     [CORPORATE SEAL]